Contract revenues	12 Months Ended
Dec. 31, 2024
Contract revenues
Contract revenues

13.Contract revenues

For the years ended December 31, 2024, 2023 and 2022, AC Immune generated contract revenues of CHF 27.3 million, CHF 14.8 million and CHF 3.9 million, respectively.

The following tables provide contract revenue amounts from its OLCAs for the years ended December 31, 2024, 2023 and 2022, respectively.

	For the Year Ended
	December 31,
In CHF thousands	2024	2023	2022
Janssen	24,600	14,800	—
Takeda	2,709	—	—
Life Molecular Imaging	—	—	3,935
Other	—	1	—
Total contract revenues	27,309	14,801	3,935

During the years ended December 31, 2024, 2023 and 2022, the Company recognized the following contract revenues as a result of changes in the contract asset and the contract liability balances in the respective periods:

	For the Year Ended
	December 31,
In CHF thousands	2024	2023	2022
Revenues recognized in the period from:
Amounts included in the contract liability at the beginning of the period	—	—	—
Performance obligations satisfied in previous periods	24,600	14,801	3,935

13.1 Licensing and collaboration agreements

Morphomer Tau small molecule – 2018 license agreement with Eli Lilly and Company

In December 2018, we entered into an exclusive, worldwide licensing agreement with Eli Lilly and Company (Lilly) to research and develop Morphomer Tau small molecules for the treatment of AD and other neurodegenerative diseases. More specifically, this is an exclusive license with the right to Lilly to grant sublicenses under the ACIU Patents, the ACIU know-how, and ACIU’s interests in the Joint Patents and the joint know-how to Exploit the Licensed Compounds and Licensed Products. The agreement became effective on January 23, 2019 (the “effective date”) when the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, expired. In Q3 2019, the

Company and Lilly entered into the first amendment to divide the first discretionary milestone payment under the agreement of CHF 60 million into two installments, with the first CHF 30 million paid in Q3 2019 and the second CHF 30 million to be paid on or before March 31, 2020 unless Lilly terminated the agreement earlier. In Q1 2020, the Company and Lilly entered into a second amendment to replace the second CHF 30 million to be paid on or before March 31, 2020 with two milestone payments, one of CHF 10 million to be paid on or before March 31, 2020 and the other of CHF 60 million following the first patient dosed in a Phase 2 clinical study of a licensed product in the U.S. or EU.

Per the terms of the agreement, the Company received an initial upfront payment of CHF 80 million in Q1 2019 for the rights granted by the Company to Lilly. To date, the Company has completed a Phase 1 clinical study with ACI-3024.

Additionally, the Company and Lilly have continued candidate characterization across the research program, identifying new and highly differentiated candidates with desired cerebrospinal fluid exposure and selectivity for pathological aggregated Tau. These will be broadly developed in Tau-dependent neurodegenerative diseases by Lilly. Lilly is responsible for leading and funding further clinical development and will retain global commercialization rights for all indications.

Per the terms of the agreement, the Company may become eligible to receive additional milestone payments totaling up to approximately CHF 880 million for clinical and regulatory milestones and CHF 900 million upon achievement of certain commercial milestones. In addition to milestones, we will be eligible to receive royalties on sales at a percentage rate ranging from the low double-digits to the mid-teens. The agreement will terminate by the date of expiration of the last royalty term for the last licensed product. However, under the terms of the agreement, Lilly may terminate the agreement at any time by providing 3 months’ prior notice to us.

AC Immune assessed this arrangement in accordance with IFRS 15 and concluded that Lilly is a customer. The Company identified the following significant performance obligations under the contract: (i) a right-of-use license and (ii) research and development activities outlined in the development plan. Per the agreement, the Company was responsible for the preclinical and Phase 1 activities for the first clinical candidate, ACI-3024, which the Company determined was distinct and capable of being completed by Lilly or a third party. Preclinical activities for which AC Immune was responsible prior to their completion in Q2 2019 included final manufacturing of materials for use in the regulatory submission of the protocol and in the Phase 1 study. For the completed Phase 1, AC Immune was responsible for leading the study design, obtaining relevant regulatory agency approvals, arranging necessary third-party contracts, completing patient selection, ensuring patient treatment, following up with patients, drafting the clinical study report development and other relevant clinical activities to ensure that the primary objective of the study was completed. The Company used CMOs for certain of its preclinical activities and CROs to complete certain Phase 1 activities and to issue the final clinical study report.

Finally, per the agreement, each party has three representatives on a joint steering committee (JSC). Depending upon the agenda, additional field experts can attend the JSC to provide the technical and scientific contribution required. The JSC meets on a regular basis depending on agreements between the representatives. The JSC is responsible for serving as the forum to (i) discuss, review and approve certain activities by reviewing and discussing the development progress with updates on back-up candidates, (ii) discuss, review and approve all amendments to the global development plan, (iii) periodically discuss and review commercialization of licensed products and (iv) review and approve reports related to development costs among other activities. The JSC is intended to ensure that communication between the parties remains consistent and that the development plan is progressing as intended.

The valuation of each performance obligation involves estimates and assumptions with revenue recognition timing to be determined by either delivery or the provision of services.

The Company used the residual approach to estimate the selling price for the right-of-use license and an expected cost plus margin approach for estimating the research and development activities. The right-of-use license was delivered on the effective date. The research and development activities were delivered over time as the services were performed. For these services, revenue was recognized over time using the input method, based on costs incurred to perform the services, as the level of costs incurred over time is thought to best reflect the transfer of services to Lilly. The Company determined the value of the research and development activities to be CHF 6.9 million and deferred this balance from the effective date. To date, the Company has cumulatively recognized CHF 6.9 million in contract revenue, resulting in no deferred income (contract liability) on the consolidated balance sheets. The remaining CHF 73.1 million from the upfront payment was allocated to the right-of-use license and recognized on the effective date.

At inception of the agreement, none of the clinical, regulatory or commercial milestones had been included in the transaction price, as all milestone amounts were fully constrained. To date, the Company has recognized CHF 40 million from milestone payments triggered in Q3 2019 and Q1 2020 related to the right-of-use license for intellectual property as there were no further constraints related to these milestones. In assessing that future clinical, regulatory or commercial milestones are fully constrained, the Company considered numerous factors to determine that these milestones are not highly probable to obtain, including that receipt of the milestones is outside the control of the Company and contingent upon success in future clinical trials and the licensee’s efforts. Any consideration related to sales-based milestones (including royalties) will be recognized when the related sales occur as they were determined to relate predominantly to the license granted to Lilly and therefore have also been excluded from the transaction price. The Company will re-evaluate the transaction price in each reporting period and as uncertain events are resolved or other changes in circumstances occur.

For the years ended December 31, 2024, 2023 and 2022, we have recognized no revenues from this arrangement.

Tau active immunotherapy in AD – 2014 agreement with Janssen Pharmaceuticals, Inc. (Janssen), a Johnson & Johnson company

In December 2014, we entered into an agreement with Janssen Pharmaceuticals, Inc. (Janssen), a Johnson & Johnson company, to develop and commercialize therapeutic anti-Tau active immunotherapies for the treatment of AD and potentially other tauopathies. The value of this collaboration is potentially up to CHF 500 million and includes upfront and clinical, regulatory and commercial milestones. In addition to milestones, we will be eligible to receive royalties on sales at a percentage rate ranging from the low-double digits to the mid-teens for the ACI-35.030 active immunotherapy program. In April 2016, July 2017, January 2019, November 2019, December 2022, November 2023, September 2024 and December 2024, the companies entered into the first, second, third, fourth, fifth, sixth, seventh and eighth amendments, respectively. These amendments allow for the alignment of certain payment and activity provisions with the Development Plan and Research Plan activities. We and Janssen have completed the co-development of the second-generation lead active immunotherapies, ACI-35.030 and JACI-35.054, through Phase 1b/2a. In November 2022, it was announced that ACI-35.030 was selected to advance into further development based on interim data from the ongoing Phase 1b/2a trial. In December 2023, it was announced that Janssen has programmed the launch of Phase 2b clinical study to evaluate ACI-35.030/JNJ-2056 in patients with preclinical AD, those individuals not yet showing symptoms. AC Immune and Janssen will jointly share research and development costs until the completion of the first Phase 2b (AC Immune’s contribution to the first Phase 2b trial is capped). From Phase 2b and onwards, Janssen will assume responsibility for the clinical development, manufacturing and commercialization of ACI-35.030. In July 2024, JNJ-2056 was granted Fast Track designation from the FDA, for the treatment of AD.

Under the terms of the agreement, Janssen may terminate the agreement at any time after completion of the first Phase 1b clinical study in 2016 by providing 90 days’ notice to us. If not otherwise terminated, the agreement shall continue until the expiration of all royalty obligations as outlined in the contract.

The agreement also allows for the expansion to a second indication based on the same anti-Tau active immunotherapy program and based on intellectual property related to this program.

The Company received an upfront, non-refundable license fee of CHF 25.9 million, which we recognized as revenue in 2014. In May 2016, we received a payment of CHF 4.9 million for reaching a clinical milestone in the first Phase 1b study. In February 2024, we received a payment of CHF 14.8 million for the commencement of the first Phase 2b clinical study. In October 2024, we received a payment of CHF 24.6 million for triggering the rapid rate of prescreening in the potentially registrational Phase 2b ReTain trial. The Company recognized this income as revenue because we deemed it highly probable that this milestone would be obtained and would not be subject to reversal in the future.

AC Immune assessed this arrangement in accordance with IFRS 15 and concluded that Janssen is a customer. The Company identified the following performance obligations under the contract: (i) a right-of-use license and (ii) research and development services including a development and chemistry, manufacturing and controls work plan. The Company considered the research and development capabilities of Janssen, Janssen’s right to sublicense, and the fact that the research and development services are not proprietary and can be provided by other vendors, to conclude that the license has stand-alone functionality and is distinct. The Company’s obligation to perform research and development services does not significantly impact or modify the licenses’ granted functionality. Based on these assessments, the Company identified the license and the research and development services as the performance obligations at the inception of the arrangement, which were deemed to be distinct in the context of the contract.

At execution of the agreement, the transaction price included only the upfront consideration received of CHF 25.9 million. At inception, none of the clinical, regulatory or commercial milestones has been included in the transaction price, as all milestone amounts were fully constrained. The Company did receive a payment of CHF 4.9 million for reaching a clinical milestone in the first Phase 1b study in May 2016, a payment of CHF 14.8 million for the commencement of the first Phase 2b clinical study in February 2024 and a payment of CHF 24.6 million for triggering the rapid rate of prescreening in the potentially registrational Phase 2b ReTain trial in October 2024. The Company could also receive up to more than CHF 418 million in clinical, regulatory and commercial milestones as well as tiered, low-double digits to mid-teen royalties on aggregate net sales for the ACI-35.030 active immunotherapy program. In assessing that future clinical, regulatory or commercial milestones are fully constrained, the Company considered numerous factors to determine that these milestones are not highly probable to obtain, including that receipt of the milestones is outside the control of the Company and contingent upon success in future clinical trials and the licensee’s efforts. Any consideration related to sales-based milestones (including royalties) will be recognized when the related sales occur as they were determined to relate predominantly to the license granted to Janssen and therefore have also been excluded from the transaction price. The Company will re-evaluate the transaction price in each reporting period and as uncertain events are resolved or other changes in circumstances occur.

For the years ended December 31, 2024, 2023 and 2022, we have recognized CHF 24.6 million, CHF 14.8 million and nil, respectively, from this arrangement.

Tau-PET imaging agent – 2014 agreement with Life Molecular Imaging (LMI)

In May 2014 (as amended in June 2022), we entered into an agreement, our first diagnostic partnership, with LMI, the former Piramal Imaging SA. The partnership with LMI is an exclusive, worldwide licensing agreement for the research, development and commercialization of the Company’s Tau protein PET tracers supporting the early diagnosis and clinical management of AD and other Tau-related disorders and includes upfront and sales milestone payments totaling up to EUR 160 (CHF 152) million, plus royalties on sales at a percentage rate ranging from mid-single digits to low-teens. LMI may terminate the LCA at any time by providing 3 months’ notice to us.

In connection with this agreement, AC Immune received a payment of EUR 500 (CHF 664) thousand, which was fully recognized in 2015. In Q1 2017, we recorded a milestone payment of EUR 1 (CHF 1.1) million related to the initiation of “Part B” of the first-in-man Phase 1 study. In Q3 2019, the Company recognized EUR 2 (CHF 2.2) million in connection with the initiation of a Phase 2 trial of Tau-PET tracer in patients with mild cognitive impairment and mild–to-moderate AD in comparison with non-demented control participants. In Q3 2022, the Company recognized EUR 4 (CHF 3.9) million linked to the progression of the Tau-PET tracer into late-stage development in AD. The Company is eligible to receive additional variable consideration related to the achievement of certain clinical milestones totaling EUR 4 (CHF 4) million should the compound make it through Phase 3 clinical studies. We are also eligible to receive potential regulatory and sales-based milestones totaling EUR 148 (CHF 140.5) million. Finally, the Company is eligible for royalties from the mid-single digits to low-teens.

AC Immune assessed this arrangement in accordance with IFRS 15 and concluded that LMI is a customer. The Company has identified that the right-of-use license as the only performance obligation. The Company determined that transaction price based on the defined terms allocated to each performance obligation specified in the contract.

The upfront payment constitutes the amount of consideration to be included in the transaction price and has been allocated to the license. None of the clinical, regulatory or commercial milestones has been included in the transaction price as these variable consideration elements are considered fully constrained. As part of its evaluation of the constraint, the Company considered numerous factors, including that receipt of the milestones is outside the control of the Company and contingent upon success in future clinical trials and the licensee’s efforts.

Any consideration related to sales-based milestones (including royalties) will be recognized when the related sales occur as these amounts have been determined to relate predominantly to the license granted to LMI and therefore are recognized at the later of when the performance obligation is satisfied or the related sales occur. The Company considered LMI’s right to sublicense and develop the Tau protein PET tracers, and the fact that LMI could perform the research and development work themselves within the license term without AC Immune, to conclude that the license has stand-alone functionality and is distinct. The Company believes that the contracted amount represents the fair value. The Company will re-evaluate the transaction price in each reporting period and as uncertain events are resolved or other changes in circumstances occur.

For the years ended December 31, 2024, 2023 and 2022, the Company has recognized nil, nil and CHF 3.9 million, respectively, from this arrangement.

Anti-Abeta Active Immunotherapy in AD – 2024 agreement with Takeda Pharmaceuticals, USA, Inc

In May 2024, the Company entered into a worldwide option and license agreement with Takeda Pharmaceuticals, USA, Inc. (Takeda) for our active immunotherapies targeting Abeta, including ACI-24.060 for the treatment of AD. AC Immune will be responsible for completing the ABATE trial. Following option exercise, Takeda would conduct and fund all further clinical development and be responsible for all global regulatory activities as well as worldwide commercialization. Under the terms of the agreement, AC Immune received an upfront payment of USD 100.0 (CHF 92.3) million in May 2024 and is eligible to receive an option exercise fee in the low-to-mid nine-figure USD range and additional potential development, commercial and sales-based milestones of up to approximately USD 2.1 (CHF 1.9) billion if all related milestones are achieved over the course of the agreement. Upon commercialization, AC Immune will be entitled to receive tiered mid-to-high teens percentages royalties on worldwide net sales.

Under the terms of the agreement, Takeda may terminate the agreement at any time by providing 90 days’ notice to the Company. If not otherwise terminated, the agreement shall continue until Takeda decides not to exercise its license option or until the expiration of all royalty obligations as outlined in the contract.

AC Immune assessed this arrangement in accordance with IFRS 15 and concluded that Takeda is a customer. The Company identified the following performance obligations under the contract: (i) a license option and (ii) development, chemistry, manufacturing, and controls (“CMC”) and regulatory activities as outlined in the development and CMC plans, which are necessary to deliver the data package to Takeda. AC Immune concluded that the license option is considered a material right, as the value of the license exceeds the option exercise fee, thereby considering it a distinct performance obligation. The development, CMC, and regulatory activities are treated as one distinct performance obligation because the underlying activities are not distinguishable in the context of the contract and are inputs to an integrated development program that will generate valuable data and information for Takeda in determining whether to exercise the option.

At the agreement's execution, the transaction price included only the upfront and non-refundable consideration of USD 100.0 (CHF 92.3) million. At inception, none of the development milestones, which may occur prior to the Takeda option exercise, were included in the transaction price, as all milestone amounts were fully constrained. The Takeda option exercise payment and any future development and commercial milestone payments, and royalties following the Takeda option exercise were excluded from the initial transaction price at contract inception. The option exercise fee is considered variable consideration as it depends on Takeda's decision to exercise. In assessing that future development or commercial milestones are fully constrained, the Company considered numerous factors, including that the receipt of these milestones is contingent upon success in future clinical trials and the licensee’s efforts, and thus not highly probable to obtain. Any consideration related to sales-based milestones (including royalties) will be recognized when the related sales occur, as they predominantly relate to the license that will be granted to Takeda upon exercise and therefore have also been excluded from the transaction price. The Company will re-evaluate the transaction price in each reporting period as uncertain events are resolved or other changes in circumstances occur.

The valuation of each performance obligation involves estimates and assumptions, with the timing of revenue recognition determined by either delivery or the provision of services. In line with the allocation objective under IFRS 15, the Company allocated the USD 100.0 (CHF 92.3) million upfront payment within the transaction price to the license option and development, CMC, and regulatory activities, using the relative stand-alone selling price method. For the standalone selling price of the license option, the Company utilized an income-based approach, which included key assumptions such as the post-option development timeline and costs, revenue forecasts, discount rates, and probabilities of development and regulatory success. The standalone selling price for the development, CMC and regulatory activities was calculated using a cost-plus margin approach based on the estimated development timeline. The Company allocated the transaction price based on the relative standalone selling prices, assigning USD 87.4 (CHF 80.7) million to the license option and USD 12.6 (CHF 11.6) million to development, CMC, and regulatory activities.

The Company has deferred revenue recognition for the license option and will recognize the entirety of the revenue either when the option is exercised and Takeda obtains the exclusive license, or when the option expires. The Company will recognize revenue related to the development, CMC and regulatory performance obligation over the estimated period of completion of these obligations, using an input method reflecting the costs incurred relative to the total costs expected to be incurred.

For the year ended December 31, 2024, the Company recorded contract revenue CHF 2.7 million reflecting its efforts under this agreement.

As of December 31, 2024, the Company recorded CHF 89.6 million in deferred contract revenue related to the unsatisfied performance obligations under this agreement. The deferred contract revenue allocated to the license option is classified as short-term on the consolidated balance sheets because, in accordance with IAS 1, the Company does not have the right to defer the settlement of that portion for at least twelve months after the reporting period. The deferred contract revenue allocated to development, CMC, and regulatory activities will be recognized over the remaining performance period and classified as either current or non-current on the consolidated balance sheets, based on the expected timing of satisfaction of the performance obligations.

13.2 Grant income

Grants from the Michael J. Fox Foundation

In December 2021, the Company announced that it had been awarded two grants totaling USD 1.5 (CHF 1.4) million to advance small molecule PD programs. One award supported an existing early-stage program to develop small molecules that can prevent intracellular aggregation and spreading of a-syn. The other award funded research on the therapeutic potential of chemically and mechanistically novel, brain penetrant small molecule inhibitors of NLRP3 inflammasome activation for the treatment of PD.

In August 2022, the Company received follow-on grant funding as part of its joint arrangement with Skåne in Sweden totaling USD 0.5 (CHF 0.5) million for the continued development of its alpha-synuclein PET imaging diagnostic agent. As part of this grant, AC Immune received USD 0.4 (CHF 0.4) million directly from the MJFF. Skåne received USD 0.1 (CHF 0.1) million of the total grant directly from the MJFF over the duration of the grant period.

In February 2023, the Company announced that it had been awarded a new grant totaling USD 0.5 (CHF 0.4) million from the MJFF to support the development of its TDP-43 PET tracer program.

For the years ended December 31, 2024, 2023 and 2022, the Company has recognized less than CHF 0.1 million, CHF 1.2 million and CHF 1.2 million, respectively, from its MJFF grants, under “Other operating income/(expense), net”.